UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 7, 2011

HECKMANN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33816	26-0287117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Cherrington Parkway, Suite 200, Coraopolis, Pennsylvania 15108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code

(412) 329-7275

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	Other Events

Heckmann Corporation (the “Company”) is filing this Current Report on Form 8-K for the purpose of re-issuing, in an updated format, its historical consolidated financial statements to satisfy the requirements of the United States Securities and Exchange Commission (the “SEC”) as they relate to discontinued operations. On September 30, 2011, the Company, through its wholly-owned subsidiary China Water and Drinks, Inc (“China Water”), completed the disposition (through sale and abandonment) of its bottled water business (the “Bottled Water Business”). The sale and abandonment of the Bottled Water Business is described in greater detail in Items 1.01 and 2.01 of the Company’s Current Report on Form 8-K filed with the SEC on October 5, 2011. The Bottled Water Business has, for all periods presented in the accompanying Exhibit 99.1, been reported as discontinued operations for financial reporting purposes.

In accordance with applicable accounting requirements and guidance, the financial statements of the Bottled Water Business were reclassified and presented as discontinued operations for each period presented (including the comparable period of the prior year) in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2011, which was filed with the SEC on November 9, 2011. Pursuant to applicable rules and regulations of the SEC, the same reclassification as discontinued operations is required for previously issued annual financial statements for each of the three fiscal years included in our most recent Annual Report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC under the United States Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale and abandonment of the Bottled Water Business. These reclassifications have no effect on our previously reported net (loss) income attributable to the Company or net (loss) income attributable to common stockholders.

ITEM 9.01.	Financial Statements and Exhibits

This Current Report on Form 8-K updates Items 6, 7, and (as it relates to the Company) 15(a)(1) of our Annual Report on Form 10-K for the year ended December 31, 2010 (the “Annual Report”), filed with the SEC on March 14, 2011, by reclassifying our previously issued consolidated financial statements with respect to the Bottled Water Business in discontinued operations. In order to preserve the nature and character of the disclosures set forth in the Annual Report, the items included in this Current Report on Form 8-K have been updated solely for matter relating specifically to the reclassification of the Bottled Water Business as discontinued operations as described above. No attempt has been made in this Current Report on Form 8-K, and it should not be read, to modify or update other disclosures as presented in the Annual Report to reflect occurrences after the date of the filing for the Annual Report on March 14, 2011. All other items of the Annual Report remain unchanged. We have not made any attempt to update matters in our Annual Report except to the extent expressly provided above to reflect the results of operations for the Bottled Water Business as discontinued operations. Specifically, investors and other interested parties are advised that the information under the caption “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” or “MD&A”, included in Exhibit 99.1 hereto, updates the MD&A previously presented in the Annual Report solely to account for the reclassification of the Bottled Water Business’ as discontinued operations and does not purport to update the MD&A for any other information, uncertainties, transactions, risks, events or trends occurring, or known to management, except as expressly indicated, including, without limitation, matters, facts, or information arising after December 31, 2010. Therefore, this Current Report on Form 8-K should be read in conjunction with the Annual Report filed on March 14, 2011 together with the Company’s filings made with the SEC subsequent to March 14, 2011, including, without limitation, the Quarterly Reports on Form 10-Q for the periods ended March 31, 2011 (filed with the SEC on May 10, 2011), June 30, 2011 (filed with the SEC on August 9, 2011) and September 30, 2011 (filed with the SEC on

November 9, 2011), and other information filed with the SEC by the Company after March 14, 2011, including Items 1.01 and 2.01 and the related Exhibits contained in its Current Report on Form 8-K filed with the SEC on October 5, 2011.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of GHP Horwath, P.C.

99.1

Updates to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010:

Item 6. Selected Financial Data

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Item 15 (a) (1). Financial Statements (as they relate to Heckmann Corporation)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECKMANN CORPORATION
Date: December 7, 2011	By:	/s/ Damian C. Georgino
Damian C. Georgino
Executive Vice President, Corporate Development and Chief Legal Officer